Tanaka Growth Fund
                        Class A Shares and Class B Shares

                        Supplement Dated January 9, 2003
                        To Prospectus Dated April 1, 2002

     The following information supplements the information found on pages 8 and 9 of the Prospectus under the heading "Sales at Net Asset Value."

              You may purchase Class A shares of the Fund without a sales charge if you redeem shares of another mutual fund -

o    for which you paid a sales charge when you purchased those shares, or

o for which you paid a contingent deferred sales charge or redemption fee upon redemption of those shares,

     provided, in each case, you invest the proceeds in Fund shares within 30 days of the redemption.



     This supplement and the Prospectus dated April 1, 2002 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated April 1, 2002, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-877-4-TANAKA.